EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John C. Soffronoff and Bruce E. Sickel and each of them, his or her true and lawful attorneys-in-fact and as agents, with full power of substitution and resubstitution, for him or her in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their of his substitutes, may lawfully do or cause to be done by virtue hereof.


      Signatures                          Title                      Date
      ----------                          -----                      ----

/s/ John C. Soffronoff               Director, President        January 7, 1999
------------------------------       and CEO (Principal
John C. Soffronoff                   Executive Officer)



/s/ Clark S. Frame                   Director and               January 7, 1999
------------------------------       Chairman of the Board
Clark S. Frame


/s/ Bruce E. Sickel                  Director and CFO           January 7, 1999
------------------------------       (Principal Financial
Bruce E. Sickel                      Officer)


/s/ Barry J. Miles, Sr.              Director and Vice          January 7, 1999
------------------------------       Chairman of the Board
Barry J. Miles, Sr.


/s/ Daniel E. Cohen                  Director                   January 7, 1999
------------------------------
Daniel E. Cohen

/s/ Peter A. Cooper                  Director                   January 7, 1999
------------------------------
Peter A. Cooper


/s/ Helen Beth Garofalo-Vilcek       Director                   January 7, 1999
------------------------------
Helen Beth Garofalo-Vilcek


/s/ Dr. Thomas E. Mackell            Director                   January 7, 1999
------------------------------
Dr. Thomas E. Mackell


                                     Director
------------------------------
Dr. Daniel A. Nesi


/s/ Neil Norton                      Director                   January 7, 1999
------------------------------
Neil Norton


                                     Director
------------------------------
Thomas M. O'Mara


                                     Director
------------------------------
Michael Perrucci


/s/ Brian R. Rich                    Director                   January 7, 1999
------------------------------
Brian R. Rich


/s/ Ezio U. Rossi                    Director                   January 7, 1999
------------------------------
Ezio U. Rossi


/s/ Richard F. Ryan                  Director                   January 7, 1999
------------------------------
Richard F. Ryan


/s/ Gerald Schatz                    Director                   January 7, 1999
------------------------------
Gerald Schatz

/s/ Irving N. Stein                  Director                   January 7, 1999
------------------------------
Irving N. Stein


/s/ Thomas P. Stitt                  Director                   January 7, 1999
------------------------------
Thomas P. Stitt


                                     Director
------------------------------
George H. Wetherill


                                     Director
------------------------------
John A. Zebrowski